TEMPORARY CERTIFICATE - Exchangeable for Definitive Engraved Certificate When Ready for Delivery.


                            COMMON SHARE CERTIFICATE

                JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

     THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ OR NEW YORK, NY

          ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

CUSIP 41013V  10 0

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

--------------------------------------------------------------------------------
THE CERTIFIES that





is the owner of
--------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST NO PAR VALUE, OF

John Hancock Tax-Advantaged Dividend Income Fund, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of August 7, 2003, establishing John Hancock Tax-Advantaged Dividend Income Fund, and all amendments thereto, copies of which are on file with the Secretary of The Commonwealth of Massachusetts and the Fund's By-Laws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender o this certificate to the Fund, properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and no individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid unless countersigned and registered by the Transfer Agent and Register.

     Witness the facsimile seal of the Fund and the facsimile signatures of this duly authorized officers.

Dated:

                           /s/ Maureen Ford Goldfarb
                           -------------------------
                           PRESIDENT

Countersigned and registered:


                           MELLON INVESTOR SERVICES LLC
                           Transfer Agent
                           and Registrar,       (SEAL)

BY:

                           /s/ William H. King
                           -------------------
                           TREASURER

                           AUTHORIZED SIGNATURE

                    Classes of Shares of Beneficial Interest


         The preferences, voting powers, qualifications, and special and relative rights of the shares of beneficial interest of each class and series of Fund are set forth in the Agreement and Declaration of Trust and By-Laws. The Fund will furnish a copy of the Agreement and Declaration of Trust and By-Laws to the holder of this certificate without charge upon written request.


EXPLANATION OF ABBREVIATIONS
         The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.



Abbreviation               Equivalent                           Abbreviation                   Equivalent
------------               ----------                           ------------                   ----------

JT TEN                     as joint tenants, with right of      TEN IN COM                     As tenants in common
                           survivorship and not as tenants in   TEN BY ENT                     As tenants by the entireties
                           common                               UNIF TRANSFERS MIN ACT         Uniform Transfers to Minors
                                                                                               Act
Abbreviation               Equivalent                           Abbreviation                   Equivalent
------------               ----------                           ------------                   ----------

ADM                        Administrator(s)                     FDN                            Foundation
AGMT                       Administratrix                       PL                             Public Law
CUST                       Agreement                            TR                             (As) trustee(s), for, of
EST                        Custodian for                        UA                             Under Agreement
EX                         Estate, Of estate of                 UW                             Under will of, Of will of
FBO                        Executor(s), Executrix                                              Under last will & Testament
                           For the benefit of

                               Additional abbreviations may also be used though not in the above list.

----------------------------------------------------------------------------------------------------------------------------
                                                              TRANSFER FORM
                              FOR VALUE RECEIVED, _________________________________hereby sell, assign and transfer unto

                                                                  (I/We)

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                Please print or typewrite name and address (including postal zip code of assignee)

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

____________________________________________________________________________________________________________Common Shares
                 represented by this Certificate and do hereby irrevocably constitute and appoint


  _________________________________________________________________________________________________________________Attorney,
  as to transfer said shares on the books of the Fund will full power of substitution in the premises.


Dated:
                                                              ------------------------------------------------------

SIGNATURE GUARANTEED BY                                       Signature(s)__________________________________________
                                                              (The signature to this agreement must correspond
                                                              with the name as written upon the face of this
                                                              Certificate in every particular, without alteration
                                                              or enlargement or any change whatsoever.  If
                                                              more than one owner, all must sign).

----------------------------------------------------
(Signature must be guaranteed by a commercial bank or
trust company or member firm of any national stock exchange.)

                               IMPORTANCE NOTICE:

         When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate
"stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.